GUINNESS ATKINSON ASIA FOCUS FUND
Schedule of Investments
at September 30, 2020 (Unaudited)

Shares	Common Stocks: 100.2%	Value
	Australia: 7.4%
48,760	Corporate Travel Management Ltd.	$611,017
25,491	Sonic Healthcare Ltd.	606,861
		1,217,878

	China: 59.9%
2,100	Alibaba Group Holding Ltd. - ADR	617,358
59,000	Anhui Conch Cement Co., Ltd. - H Shares	409,029
5,400	Autohome Inc.	518,400
3,900	Baidu Inc.*	493,701
74,946	Beijing Oriental Yuhong	598,800
276,000	China Lesso Group Holdings Ltd.	500,553
96,000	China Merchants Bank Co., Ltd. - H Shares	456,823
245,000	Geely Automobile Holdings Ltd.	494,019
100,700	Inner Mongolia Yili Industrial Group Co., Ltd.	575,382
8,600	JD.com Inc.	667,446
1,140	NetEase Inc. - ADR	518,324
3,400	New Oriental Education & Technology Group Inc. - ADR*	508,300
41,500	Ping An Insurance Group Co., of China Ltd. - H Shares	429,905
158,200	Sany Heavy Industry Co., Ltd.	583,716
382,000	Shenzhen Expressway Co., Ltd. - H Shares	332,955
36,000	Shenzhou International	614,786
417,000	Sino Biopharmaceutical Ltd.	459,371
8,000	Tencent Holdings Ltd.	539,410
95,400	Venustech Group Inc.	488,074
		9,806,352

	Malaysia: 2.2%
93,100	Public Bank Bhd	351,801

	Singapore: 2.2%
25,079	DBS Group Holdings Ltd.	368,208

	South Korea: 10.4%
58,910	Hanon Systems	624,026
6,690	KT&G Corp.	471,621
12,050	Samsung Electronics Co., Ltd.	600,812
		1,696,459

	Taiwan: 14.1%
64,000	Catcher Technology Co., Ltd.	$404,788
87,000	Elite Material Co., Ltd.	443,709
3,800	Largan Precision Co., Ltd.	445,993
55,000	Novatek Microelectronics Corp.	508,452
2	Shin Zu Shing Co., Ltd.	10
33,000	Taiwan Semiconductor Manufacturing Co., Ltd.	499,140
		2,302,092
	Thailand: 4.0%
47,000	Electricity Generating PCL/Foreign	279,619
370,000	PTT PCL/Foreign	379,681
		659,300

	Total Common Stocks	16,402,090
	(cost $10,455,963)

	Total Investments in Securities	16,402,090
	(cost $10,455,963): 100.2%

	Liabilities in excess of assets: (0.2%)	(40,076)

	Net Assets: 100.0%	$16,362,014

*	Non-income producing security.

ADR - American Depository Receipt